1561 8th Street Manhattan Beach, CA 90266 Tel: (310) 376-2223
Guru Denim, Inc. dba True Religion Brand Jean

May 15, 2003

Vinay Melwani
Melwani Agency
10 St. George Street
Hanover Square
London, W1R 0ES, England Via Facsimile: 011 44 20 75810496

Exclusivity Agreement for the Territories of United Kingdom,
Ireland & Scotland

Dear Vinay:

Please accept this letter as an Exclusivity Agreement between Guru Denim, Inc. dba True Religion Brand Jeans and Melwani Agency for duration of two (2) years effective immediately.

This Agreement is renewable in Two (2) years - May 15, 2005) solely on my discretion.

Upon execution of this agreement you will be the sole territorial representative for Guru Denim, Inc.

Also please be advised that all Intellectual Property associated with Guru Denim, Inc. is considered confidential.

Please sign this agreement and fax a copy for our file.

Yours very truly,

Guru Denim, Inc.

/s/ Jeffrey Lubell
CEO/President
/s/ Jeffrey Lubell May 15, 2003	/s/ Vinay Melwani May 15, 2003

Visit us at:
www.truereligionbrandjeans.com